SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (date of earliest event reported): September 25, 1996


                      FINANCIAL ASSET SECURITIES CORP.,
                 (as depositor under the Pooling and Servicing
                Agreement, dated as of March 1, 1996, providing
             for the issuance of Financial Asset Securities Corp.,
                 Mego Mortgage FHA Title I Loan Trust 1996-2,
                  FHA Title I Loan Asset-Backed Certificates,
                                Series 1996-2).

            (Exact name of registrant as specified in its charter)



              Delaware                33-99018        41-1849055
(State or Other Jurisdiction         (Commission         (I.R.S. Employer
of Incorporation)                     File Number)       Identification No.)


600 Steamboat Road
Greenwich, Connecticut                                    06830
(Address of Principal Executive Offices)                 (Zip Code)



Registrant's telephone number, including area code:       (203) 625-2700

Item 5.       Other Events

              On behalf of Mego Mortgage FHA Title I Loan
              Trust 1996-2, FHA Title I Loan Asset-Backed
              Certificates, Series 1996-2, a Trust created pursuant to the Pooling and Servicing Agreement, dated
              August 1, 1996, by First Trust of New York,
              National Association, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated September 25, 1996.
              The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due August 25, 2017.

              A.     Monthly Report Information:
                     Aggregate distribution information for the current distribution date September 25, 1996.

                     Principal      Interest      Ending Balance

       Cede & Co     $546,292.71    $334,906.73   $47,990,707.29


              B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

              C.     Have any deficiencies occurred?   NO.
                             Date:
                             Amount:

              D.     Were any amounts paid or are any amounts payable under
                     the Certificate Guaranty Insurance Policy?   NO
                             Amount:

              E.     Are there any developments with respect to the Certificate
                     Insurance Guaranty Policy?   NONE.

              F.     Item 1: Legal Proceedings:   NONE

              G.     Item 2: Changes in Securities:      NONE

              H      Item 4: Submission of Matters to a Vote of
                     Certificatholders:  NONE

              I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

        Exhibit No.

              1.     Monthly Distribution Report dated September 25, 1996.


                          MEGO MORTGAGE CORPORATION
                 FHA TITLE I LOAN ASSET-BACKED CERTIFICATES
                             SERIES 1996-2


                             CERTIFICATE HOLDERS' REPORT
Distribution Date  25-Sep-96

      Beginning                                           Remaining     Ending
     Certificate  Principal    Interest       Total       Interest   Certificate
Class  Balance   DistributionDistribution  Distribution   Shortfall    Balance

  A  48537000.00  546,292.71   294,255.56    840,548.27         0.00 47990707.29
  S  48781405.44          NA    40,651.17     40,651.17         0.00 48399884.88
  R           NA          NA         0.00          0.00           NA          NA
Total48537000.00  546,292.71   334,906.73    881,199.44         0.00 47990707.29

           AMOUNTS PER $1,000 UNIT

                                            Remaining      Ending
      Principal    Interest      Total       Interest    Certificate
ClassDistributionDistributionDistribution   Shortfall      Balance

  A  11.25518082  6.06249995  17.31768076    0.00000000 988.74481918
S (a) 0.00000000  0.83333331   0.83333331    0.00000000 992.17897565


                               PASS THROUGH RATES

                               Original      Current
                             Pass-Through  Pass-Through
                    Class    Interest RateInterest Rate

                      A            7.2750%       7.2750%
                    S (a)          1.0000%       1.0000%

(a)  The Class S Amounts per $1,000 units are based on the
           Initial Pool Principal Balance.


                             Trustee's Certificate
                 Pooling and Servicing Agreement Dated August 1, 1996

i)   Interest from Mortgagors / Master Servicer                      $569,601.52
      Interest from Purchased Loans                                        $0.00
      Interest from Defaulted Mortgage Loans                               $0.00
                                                                     $569,601.52

      Principal Collections (Regular Installments)                    $73,054.89
      Principal Collections (Curtailments and Paid in Fulls)         $293,625.73
      Principal from Purchased Loans                                       $0.00
      Principal from Defaulted Mortgage Loans                              $0.00
                                                                     $366,680.62

      Collected Amount                                               $936,282.14
Amount Deposited Pursuant to Sec. 4.03 (e) - Reserve Account Deposits      $0.00
      Amount Deposited Pursuant to Section 2.04 (d)  Substitutions         $0.00
      Distribution Amount                                            $936,282.14
      Insured Payments                                                     $0.00
      Amount Available                                               $936,282.14

ii)  Aggregate Principal Balance Information:
     Beginning Aggregate Principal                       48781405.44
     less: Principal Collections                          366,680.62
     less: Balance of Defaulted Loans                      14,839.94
     Ending Aggregate Principal Balance                  48399884.88

                                              Before        After
                                          Distributions Distributions
iii)  Class A Factor:                        0.98874482   0.97900284

                                             Computed    Distributed
                                              Amount       Amount      Shortfall
iv)  Class A Monthly Interest Amount        $294,255.56  $294,255.56       $0.00
     Class A Principal Distribution Amount  $381,520.56  $381,520.56       $0.00
      (limited to the Overcolleralization Amount)
     Class A Distribution of Distributable  $164,772.15  $164,772.15       $0.00
     Class A Guaranteed Distribution              $0.00        $0.00       $0.00

v)   Excess Spread                                                   $164,772.15
     Distributable Excess Spread                                     $164,772.15

vi)  FHA Premium Account Deposit                                       $9,603.24
      Servicer Fee                                                    $40,194.81
      Master Servicer Fee                                              $3,252.09
      Master Servicer Reimbursement                                        $0.00
      Claims Administrator Reimbursement                                   $0.00
      Trustee Fee                                                      $2,032.56
      Premium                                                              $0.00
      Reimbursement Amount distributed to the Certificate Insurer          $0.00
      Successor Master Servicer Fees                                       $0.00
      Other Expenses                                                       $0.00
      Excess Claim Amount                                                  $0.00

vii)  Collateral Performance Percentages
        30+ Delinquency Percentage (Rolling Three Month)      1.1201%
        60+ Delinquency Percentage (Rolling Three Month)      0.2843%
        Annual Default Percentage (Three Month Average)       0.3679%
        Cumulative Default Percentage                         0.0304%


viii)  Overcollateralization Information:
         OC Multiple                                                        1.00
         Required OC Amount                                           1707349.19
         Overcollateralization Amount (before distributions)           244405.44
         Overcollateralization Amount (after distributions)            409177.59


ix)  Default Information:
                                                       Current Period Cumulative
      Balance of Defaulted Loans                           14,839.94    14839.94
      Balance of Credit Support Multiple Defaulted Loans   14,839.94    14839.94
      Accrued and Unpaid Interest on Credit Support             0.00        0.00
                  Multiple Defaulted Loans

x)   FHA Insurance Information:

Trust Designated Insurance Amount  (at the Cut-off Date)4,878,140.00


                    Number      Number       Balance       Balance
                Current Perio Cumulative  Current Period Cumulative

  Claims Filed             0            0          0.00         0.00
  Claims Pending           0           NA          0.00           NA
  Claims Paid              0            0          0.00         0.00




                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                     FINANCIAL ASSET SECURITIES CORPORATION




                             By
                             Name:  Lynn Steiner
                             Title: Assistant Vice President, First Trust
                                    of New York, National Association


Dated:        September 30, 1996